                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement of US Dataworks, Inc. on Form S-3 of our report dated July 11, 2003 relating to the financial statements as of and for the year ended March 31, 2003, which is incorporated by reference in such Registration Statement and to all references to our firm included in this Registration Statement.


/s/ Ham, Langston & Brezina, LLP


Houston, Texas
June 2, 2004